SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2006

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 951-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On June 29, 2006, FTI Consulting, Inc. (“FTI”) hosted an analyst and investor day. The transcript of the meeting is set forth in Exhibit 99.1 hereto.

The transcript may contain some discussion regarding FTI’s earnings from operations before interest, taxes, depreciation and amortization (EBITDA) and EBITDA by business segment. Although EBITDA is not a measure of financial condition or performance determined in accordance with Generally Accepted Accounting Principles, FTI believes that it is a useful operating performance measure for evaluating our results of operations from period to period and as compared to our competitors. EBITDA is a common alternative measure of operating performance used by investors, financial analysts and rating agencies to value and compare the financial performance of companies in our industry. FTI uses EBITDA to evaluate and compare the operating performances of its segments and it is one of the primary measures used to determine employee bonuses. FTI also uses EBITDA to value businesses it acquires or anticipates acquiring. EBITDA is not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. In addition, because the calculation of EBITDA in the maintenance covenants contained in FTI’s credit facilities is based on accounting policies in use, consistently applied from the time the indebtedness was incurred, EBITDA as a supplemental financial measure is also indicative of FTI’s capacity to service debt and thereby provides additional useful information to investors regarding FTI’s financial condition and results of operations. During the conference call, FTI also discussed and responded to questions regarding our outlook for the remainder of 2006 and our future goals and plans.

The information included herein, including Exhibit 99.1 furnished herewith, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits.

	99.1	Transcript of June 29, 2006 Analyst and Investor Day hosted by FTI Consulting, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 30, 2006	By:	/S/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of June 29, 2006 Analyst and Investor Day hosted by FTI Consulting, Inc.